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                                                                    Exhibit 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 Registration Statement of our reports dated February 14, 1997, included in or incorporated by reference in Hilton Hotels Corporation's Form 10-K for the year ended December 31, 1996.



                                   ARTHUR ANDERSEN LLP



Los Angeles, California
December 3, 1997